                                                                    Exhibit 99.1


                                 [CENDANT LOGO]


                                Kevin M. Sheehan
                             Chief Financial Officer

THE BUSINESS MODEL
--------------------------------------------------------------------------------

ORGANIC GROWTH TARGETS:

     o    Revenue mid-single digits

          -    3 - 4% unit growth

          -    2 - 3% price


     o    Earnings low double digits

     -    Operating leverage

     -    Use of free cash flow

OUTLOOK FOR 2003
--------------------------------------------------------------------------------

MACRO-ECONOMIC ASSUMPTIONS:

     o    Gradual recovery in corporate spending beginning in second half

     o    Stable interest rate environment

     o    Continued healthy real estate market

     o No war or additional terrorist incidents of the scope and scale of September 11

BUSINESSES BY DIVISION
--------------------------------------------------------------------------------

                                                               -------
                                                               CENDANT
                                                               -------
-------------------------- -------------------------- -------------------------- -------------------------- -----------------------
      REAL ESTATE                                               TRAVEL                    VEHICLE                   FINANCIAL
        SERVICES                  HOSPITALITY                DISTRIBUTION                 SERVICES                   SERVICES
-------------------------- -------------------------- -------------------------- -------------------------- -----------------------


-------------------------- -------------------------- -------------------------- -------------------------- -----------------------
  REAL ESTATE FRANCHISE             LODGING               GLOBAL DISTRIBUTION            CAR RENTAL              TAX PREPARATION
        CENTURY 21                  Days Inn                    SYSTEM                 Avis Rent a Car         Jackson Hewitt Tax
     Coldwell Banker                Ramada                      Galileo                   Budget (1)                Service
           ERA                  Howard Johnson                  Wizcom           -------------------------- -----------------------
Coldwell Banker Commercial        Travelodge             Trust International
--------------------------         Villager           --------------------------
                                  Knights Inn                                    -------------------------- -----------------------
                                  Wingate Inn                                         FLEET MANAGEMENT /         INSURANCE AND
--------------------------         Amerihost          --------------------------          FUEL CARD                WHOLESALE
        BROKERAGE                   Super 8                 TRAVEL AGENCY                 PHH Arval
           NRT             --------------------------        CheapTickets               Wright Express             Progeny
--------------------------                                     Highwire          --------------------------         Cims
                                                             Lodging.com                                    -----------------------
                           --------------------------       Cendant Travel
--------------------------     VACATION TIMESHARE         Trip Network, Inc.
        MORTGAGE                                              affiliation                                   -----------------------
                                      RCI             --------------------------                                   MEMBERSHIP
     Cendant Mortgage          Fairfield Resorts
      Coldwell Banker              Equivest                                                                           CMS
       CENTURY 21                  Trendwest                                                                 Trilegiant affiliation
          ERA              --------------------------                                                       -----------------------
--------------------------

                           --------------------------
--------------------------   VACATION RENTAL GROUP
    CENDANT SETTLEMENT
         SERVICES               Holiday Cottages
--------------------------          Novasol
                                   Cuendet
                               Welcome Holidays
-------------------------- International Leisure Life
        RELOCATION         --------------------------
     Cendant Mobility
--------------------------

          36% of                    23% of                      18% of                    14% of                     11% of
           2003                      2003                        2003                      2003                       2003
          EBITDA                    EBITDA                      EBITDA                    EBITDA                     EBITDA

Percentages are prior to unallocated corporate charges. EBITDA data is projected and adjusted

(1)  Pending close of transaction

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

PROJECTED REVENUE
(in millions)                      2002              2003
                             ----------------    ----------------
 Real Estate                 $ 4,550 -  4,600    $ 6,300 -  6,500
 Hospitality                   2,200 -  2,250      2,600 -  2,800
 Travel Distribution           1,700 -  1,750      1,850 -  1,950
 Vehicle Services (a)          4,125 -  4,225      5,800 -  6,100
 Financial Services            1,300 -  1,350      1,100 -  1,200
 Corp. &  Other                    0 -     20          0 -      0
Total                        $13,875 - 14,195    $17,650 - 18,550

% Increase                                           29%
                                                     ===

(a) Estimate for 2002 excludes the results of National Car Parks, which has been reclassified as a discontinued operation, and is dependent on the timing of the Budget acquisition

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

PROJECTED ORGANIC GROWTH - REVENUE*
(IN MILLIONS)
                                      Organic     Acquired
                           2002       Growth      Growth(c)      2003
                          -------     -------     ---------    -------
 Real Estate              $ 4,575     $   725      $ 1,100     $ 6,400
 Hospitality                2,225         275          200       2,700
 Travel Distribution        1,725         150           25       1,900
 Vehicle Services (a)       4,175         175        1,600       5,950
 Financial Services         1,325        (175)          --       1,150
                          -------     -------      -------     -------
Total (b)                 $14,025     $ 1,150      $ 2,925     $18,100
                          =======     =======      =======     =======
% Increase                                    8%
                                             ===

*    Assumes mid-range of estimates

(a) Estimate for 2002 excludes the results of National Car Parks, which has been reclassified as a discontinued operation, and is dependent on the timing of the Budget acquisition

(b)  Reportable segments only - excludes corporate and other

(c) Acquired growth is from Budget acquisition and full-year impact of acquisitions completed in 2002

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

PROJECTED ADJUSTED EBITDA (a)
(IN MILLIONS)

                                 2002                 2003
                            --------------      --------------
 Real Estate                  $825 -   840      $1,175 - 1,250
 Hospitality                   660 -   670         750 -   825
 Travel Distribution           530 -   540         600 -   625
 Vehicle Services (b)          390 -   400         450 -   525
 Financial Services            445 -   455         350 -   375
 Corp. & Other                (105 -    95)        (75 -    50)
                            --------------      --------------
Total                       $2,745 - 2,810      $3,250 - 3,550
                            ==============      ==============
% Increase                                22%
                                          ===

(a) Adjusted EBITDA is defined as earnings from continuing operations before non-program related interest, income taxes, non-program related depreciation and amortization, and minority interest, adjusted to exclude certain items that are non-recurring or unusual.

(b) Estimate for 2002 excludes the results of National Car Parks, which has been reclassified as a discontinued operation

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

PROJECTED ORGANIC GROWTH - ADJUSTED EBITDA
(IN MILLIONS)

                                        Organic     Acquired
                             2002       Growth      Growth(c)     2003
                            ------      ------      ---------    ------
 Real Estate                $  833      $  375       $    5      $1,213
 Hospitality                   665          75           40         780
 Travel Distribution           535          68           10         613
 Vehicle Services (a)          395          33           70         498
 Financial Services            450         (87)          --         363
Total (b)                   $2,878      $  464       $  125      $3,467
                            ======      ======       ======      ======

% Increase                                16%
                                         ====

(a) Estimate for 2002 excludes the results of National Car Parks, which has been reclassified as a discontinued operation, and is dependent on the timing of the Budget acquisition. Acquired growth for 2003 is based on mid-range of $50 to $90, our current estimate for the Budget acquisition

(b)  Reportable segments only - excludes corporate and other

(c) Acquired growth is from Budget acquisition and full-year impact of acquisitions completed in 2002

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

INCOME STATEMENT
($ IN MILLIONS, EXCEPT EPS)

                                   2002(1)           2003
                              ---------------   ---------------
Adjusted EBITDA               $2,745 - $2,810   $3,350 - $3,450
Depreciation                     370 - 375         470 - 480
Amortization                      95 - 100          95 - 100
Interest                         265 - 270         300 - 340
Tax rate                           34.4%          32.5 - 33.0%
Minority interest                   23                25
Diluted shares                    1,045          1,050 - 1,060
Adjusted EPS (2)                  $1.26          $1.55 - $1.60
Reported EPS                      $1.05          $1.49 - $1.56

(1) Estimates for 2002 exclude the results of National Car Parks, which has been reclassified as a discontinued operation

(2) Adjusted EPS excludes items that are of a non-recurring or unusual nature, as set forth in Slide #12, and is a non-GAAP measure

PRELIMINARY OUTLOOK FOR 2003
--------------------------------------------------------------------------------

ADJUSTED EPS                           2002*            2003
                                       -----        ------------
Prior Year Actual/Projection           $0.96           $1.26
  Organic growth                        0.15         0.28 - 0.31
  End of goodwill amortization          0.14              -
  Impact of acquisitions                0.13         0.04 - 0.06
  Lower interest rates                  0.01              -
  Effect of 9/11                        0.03
  MSR revaluation                      (0.17)             -
  Expensing of equity grants               -           (0.03)
                                       -----        ------------
Current Projection                     $1.26        $1.55 - 1.60
                                       =====        ============

* Adjusted EPS for 2002 excludes the results of National Car Parks, which has been reclassified as a discontinued operation. Adjusted EPS is a non-GAAP (generally accepted accounting principles) measure. Please see page 12 for a reconciliation from Reported EPS to Adjusted EPS. Numbers do not add due to rounding.

PRELIMINARY OUTLOOK FOR 2003

--------------------------------------------------------------------------------

ADJUSTED EARNINGS PER SHARE

     o    23% to 27% increase over 2002 ($1.55 to $1.60)

     o Seasonality of EPS shifting slightly with acquisitions of real estate brokers and Budget

               % of 2001 EPS    % of 2002 EPS*   % of 2003 EPS
               -------------    --------------   -------------
          Q1        20%              22%           21 - 23%
          Q2        28%              27%           26 - 28%
          Q3        30%              31%           29 - 31%
          Q4        22%              20%           20 - 22%


                    *Excludes 3Q02 impact of MSR revaluation

RECONCILIATION OF REPORTED TO ADJUSTED EPS
--------------------------------------------------------------------------------

                                            2002(1)     2003
Reported EPS                                $1.05    $1.49 - 1.56
    year over year increase                            42% - 49%

  CUC litigation settlement costs(2)         0.02        0.00

  Acquisition & integration costs(3)         0.19     0.04 - 0.06
                                            -----    ------------
Adjusted EPS                                $1.26    $1.55 - 1.60
                                            =====    ============
    year over year increase                   31%       23 - 27%


(1) Estimates for 2002 exclude the results of National Car Parks, which has been reclassified as a discontinued operation. Reported EPS is before extraordinary items.

(2) In 2003, litigation settlement costs reflect $0.02 - 0.03 in legal costs offset by a $0.02 - 0.03 recovery from D&O insurance.

(3) Amounts will depend on timing and other issues related to the Budget acquisition.

VISIBILITY AND PREDICTABILITY OF EARNINGS
--------------------------------------------------------------------------------

     o    Visibility comes from:

          -    Reservation/booking systems (e.g. lodging, Galileo, rental car)

          -    Home purchase contracts

          -    Mortgage applications

          -    Move authorizations

          -    Memberships

     o    Predictability comes from:

          -    Long-term contracts with franchisees

          -    Long-term relationships with outsourcing clients

          -    Hedged nature of portfolio

          -    Defensible, industry-leading positions

     o    Enables proactive management of future business pipeline

          -    Can react quickly to size our businesses for expected volumes

          - Adjustable cost structure means "right sizing" can still produce significant cash flow

SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------


                                                     EBITDA
                                                    IMPACT OF
                                    APPROXIMATE     5% CHANGE
                                       2003         IN DRIVER      PER SHARE
DRIVER                              EXPECTATION   (IN MILLIONS)     EFFECT
--------------------------------------------------------------------------------

REAL ESTATE
 Gross Home Sales (Franchised)      1.6 million        18           $0.01
 Gross Home Sales (CD Owned)          500,000          53           $0.03
 Mortgage Origination Volume        $63 billion        52           $0.03

HOSPITALITY
 Lodging RevPAR                         $28            $9           $0.01
 RCI Timeshare Exchanges            2.0 million        11           $0.01
 Timeshare Sales Tour Flow          1.1 million        21           $0.01

VEHICLE SERVICES
 Car Rental Days                     95 million        63           $0.04
 Car Rental Pricing                     $40           161           $0.10

TRAVEL DISTRIBUTION
  Galileo Segment Volume            317 million        46           $0.03

OUTLOOK FOR 2003
SENSITIVITIES
--------------------------------------------------------------------------------


                                                     EBITDA
                                                    IMPACT OF
                                    APPROXIMATE     5% CHANGE
                                       2003         IN DRIVER      PER SHARE
DRIVER                              EXPECTATION   (IN MILLIONS)     EFFECT
--------------------------------------------------------------------------------

Lodging RevPAR                          $28            $9            $0.01


479,000                        $28         5%           4%            97%
domestic    X   365 days   X  RevPAR  X  charge   X  royalty   X    EBITDA
rooms                                                  rate          margin

                              = $9 MILLION EBITDA

OUTLOOK FOR 2003
SENSITIVITIES
--------------------------------------------------------------------------------


                                                     EBITDA
                                                    IMPACT OF
                                    APPROXIMATE     5% CHANGE
                                       2003         IN DRIVER      PER SHARE
DRIVER                              EXPECTATION   (IN MILLIONS)     EFFECT
--------------------------------------------------------------------------------

Car Rental Days                         95mm           $63           $0.04


    95 million             $40 rate          5%              33%
   car rental       X      per day      X   charge     X    EBITDA
      days                                                  margin

                              = $63 MILLION EBITDA

LONG TERM CASH FLOW PROJECTION
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                           2001        2002        2003        2004
                                         -------     -------     -------     -------
Adjusted EBITDA                          $ 2,087     $ 2,780     $ 3,400     $ 3,740
Interest, including minority interest       (268)       (285)       (360)       (300)
Tax payments, net of refunds (1)             (36)       (100)        (75)       (100)
                                         -------     -------     -------     -------
CASH FLOW                                  1,783       2,395       2,965       3,340
                                         -------     -------     -------     -------

Capital Expenditures                        (329)       (360)       (425)       (445)
Restructuring and Other                     (132)        (72)        (75)        (50)
Working Capital                              108        (335)       (200)       (220)
Management and Mortgage Programs             (85)         23        (300)       (330)
                                         -------     -------     -------     -------
FREE CASH FLOW (2)                       $ 1,345     $ 1,651     $ 1,965     $ 2,295
                                         =======     =======     =======     =======
FCF/Share (2)                            $  1.47     $  1.58     $  1.86     $  2.02
                                         =======     =======     =======     =======

(1)  Company will be a cash tax payer in 2005

(2)  Free Cash Flow is a non-GAAP measure

2004 ASSUMPTIONS:
     - 10% EBITDA growth
     - 5% Capital Expenditures growth
     - 10% growth in investment in working capital

MANAGEMENT AND MORTGAGE PROGRAMS
(AMOUNTS IN MILLIONS)
--------------------------------------------------------------------------------


                                               2003
                                               ----

  Net Investment in Vehicles                   ($20)
  Net Mortgage Originations and Sales           (20)
  Net Mortgage Servicing Rights                (120)

  Net Timeshare Investment                     (140)
  Net Relocation Receivables                      -
                                              -----
Net Use of Cash by Management
  and Mortgage Programs                       ($300)
                                              =====

VEHICLE SERVICES CASH FLOW

--------------------------------------------------------------------------------

CENDANT CASH FLOW STATEMENT
                                                       9 MONTHS
($ IN MILLIONS)                                      ENDED 9/30/02

Net cash provided by operating activities exclusive
  of management and mortgage programs                  ($ 1,556)

MANAGEMENT AND MORTGAGE PROGRAMS
       --------------------------------------------------------
       Vehicle depreciation                               1,310
       --------------------------------------------------------
       Other                                                677
                                                       --------
NET CASH PROVIDED BY OPERATING ACTIVITIES              $    431
Net cash provided by (used in) investing activities
  exclusive of management and mortgage programs           1,308

MANAGEMENT AND MORTGAGE PROGRAMS
       --------------------------------------------------------
       Investment in Vehicles                           (12,574)
       Payment received on investment in vehicles        10,720
       --------------------------------------------------------
       Other                                               (513)
                                                       --------
NET CASH USED IN INVESTING ACTIVITIES                  ($ 1,059)
                                                       ========

VEHICLE SERVICES CASH FLOW
--------------------------------------------------------------------------------

CENDANT CASH FLOW STATEMENT
                                                          9 MONTHS
($ IN MILLIONS)                                         ENDED 9/30/02

Net cash provided by operating activities exclusive
  of management and mortgage programs                    ($ 1,556)

MANAGEMENT AND MORTGAGE PROGRAMS
       ----------------------------------------------------------
       Vehicle Depreciation                                 1,310
       ----------------------------------------------------------
       Other                                                  677
                                                         --------
NET CASH PROVIDED BY OPERATING ACTIVITIES                $    431
Net cash provided by (used in) investing activities
  exclusive of management and mortgage programs             1,308

MANAGEMENT AND MORTGAGE PROGRAMS
       ----------------------------------------------------------
       Investment in Vehicles                             (12,574)
       Payment Received on investment in vehicles          10,720
       ----------------------------------------------------------
       Other                                                 (513)
                                                         --------
NET CASH USED IN INVESTING ACTIVITIES                    ($ 1,059)
       ----------------------------------------------------------
       Vehicle depreciation                                 1,310
       Investment in vehicles                             (12,574)
       Payment received                                    10,720
                                                         --------
       Net Investment in Vehicles (before financing)         (544)
       Asset-backed financing (88% of investment)             479
                                                         --------
       NET INVESTMENT IN VEHICLES (AFTER FINANCING)      ($    65)
       ----------------------------------------------------------

VEHICLE SERVICES CASH FLOW
--------------------------------------------------------------------------------


CENDANT CASH FLOW STATEMENT
                                                                     9 MONTHS
($ IN MILLIONS)                                                   ENDED 9/30/02
-------------------------------------------------------------------------------

Net cash provided by operating activities exclusive
  of management and mortgage programs                                ($ 1,556)

MANAGEMENT AND MORTGAGE PROGRAMS
       ----------------------------------------------------------------------
       Vehicle Depreciation                                             1,310
       ----------------------------------------------------------------------
       Other                                                              677

Net cash provided by operating activities                            $    431
Net cash provided by (used in) investing activities
  exclusive of management and mortgage programs                         1,308

MANAGEMENT AND MORTGAGE PROGRAMS
       ----------------------------------------------------------------------
       Investment in Vehicles                                         (12,574)
       Payment Received on investment in vehicles                      10,720
       ----------------------------------------------------------------------
       Other                                                             (513)

NET CASH USED IN INVESTING ACTIVITIES                                ($ 1,059)
-----------------------------------------------------------------------------
       ---------------------------------------------------------------------
       Vehicle depreciation                                             1,310
       Investment in vehicles                                         (12,574)
       Payment received                                                10,720
       Net Investment in Vehicles (before financing)                     (544)
       Asset-backed financing (88% of investment)                         479

       NET INVESTMENT IN VEHICLES (AFTER FINANCING)                  ($    65)
       ---------------------------------------------------------------------
               --------------------------------------------------------------
               VEHICLE SERVICES ADJUSTED EBITDA                           336
               Net Investment in Vehicles (after financing)               (65)
               VEHICLE SERVICES FREE CASH FLOW (EX. CAPEX AND WC)    $    271
               --------------------------------------------------------------

PLANNED USE OF FREE CASH FLOW IN 2003
--------------------------------------------------------------------------------

     o $2 billion in free cash flow available to retire debt, invest in acquisitions and repurchase stock

     o    Approximately 50% will be used to retire debt

     o Remainder will be used to repurchase stock and for accretive, tuck-in acquisitions, including remaining payments related to the Budget acquisition

BUDGET ACQUISITION
FACT SHEET
--------------------------------------------------------------------------------

     o    Third largest general use car rental brand in U.S.

     o    Domestic car rental operations generated revenue of $1.4 billion in
          2001

     o Average domestic car rental fleet of approximately 115,000 (Avis is 192,000)

     o    Over 1,000 domestic car locations

          -    Approximately 600 corporate owned locations

          -    Approximately 440 franchise locations

BUDGET ACQUISITION
FACT SHEET
--------------------------------------------------------------------------------

          o    High customer satisfaction (price/value)

          o    Strong brand recognition

BUDGET ACQUISITION
STRATEGIC RATIONALE

--------------------------------------------------------------------------------


     o Ownership of corporate brand (Avis) and leisure brand (Budget) allows for fleet sharing, better yield management and increased utilization

     o Significant operational synergies through integration of Avis and Budget facilities, back-office and corporate functions and fleet financing

     o Strengthens our position in travel where we have a comparative advantage

          - Leisure traveler more aligned with Cendant travel brands in lodging, timeshare and travel distribution.

BUDGET ACQUISITION
STRATEGIC RATIONALE
--------------------------------------------------------------------------------


     o    Expected yearly cost savings of at least $115 million beginning in
          2004

     o Expected to be modestly accretive in 2003 and significantly accretive beginning in 2004

BUDGET ACQUISITION TRANSACTION OVERVIEW
($ IN MILLIONS)
--------------------------------------------------------------------------------

                                         AMOUNT          TIMING
                                        --------       ----------

Asset purchase price                        $110       At closing
Transaction and securitization costs          40       At closing
Incremental rental truck fleet equity        200       At closing

Headcount reduction, facilities closure,
integration expenditures and working                   Over first
capital                                  150-250        12 months
                                        --------
TOTAL CASH USE                          $500-600
                                        ========

DEBT
($ MILLIONS)
--------------------------------------------------------------------------------

                                        Earliest
                                         Redemp.     Maturity    Dec 31    Mar 31      Jun 30     Sep 30
                                          Date         Date       2001       2002       2002        2002
                                        ---------    --------   -------    -------     -------    -------
7.75% Senior Notes                        12/03        12/03    $ 1,150    $ 1,150     $ 1,071    $ 1,042
6.875% Senior Notes                       8/06         8/06         850        850         850        850
11% Senior Subordinated Notes             5/09         5/09         584        577         571        554
3.875% Convertible Debentures             11/04        11/11      1,200      1,200       1,200      1,200
CODES Convertibles (2.5%)                 2/04         2/21         920        925         678        417
CARZ Convertibles (3.0%)                  5/03         5/21       1,000      1,000       1,000      1,000
3% Convertible Notes                                   2/02         390         --          --         --
Net Hedging Gains (Losses)                                           11         (6)         44         95
Other                                                                27         24          52         51
Litigation Settlement                                             1,440      1,190          --         --
                                                                -------    -------     -------    -------
Debt (including litigation settlement)                          $ 7,572    $ 6,910     $ 5,466    $ 5,209
                                                                =======    =======     =======    =======

2003 OUTLOOK SUMMARY

--------------------------------------------------------------------------------

     o    Substantial year over year growth

          -    Revenue up 24 - 34%

          -    EBITDA up 19 - 26%

          -    Adjusted EPS up 23 - 27%

          -    Reported EPS up 42 - 49%

     o    Visibility and predictability of earnings

     o    Stable and recurring cash flow generation

          -    Debt retirement

          -    Share repurchase

          -    Small tuck-in acquisitions

     o    Strong and improving balance sheet

          -    Liquidity and capital to grow business

     o    Defensible, industry-leading positions

2003 GOALS
--------------------------------------------------------------------------------


     o    Prove Our Business Model

     o    Prove Our Cash Flow

     o    Prove Our Organic Growth